UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 2, 2008

Staples, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17586	04-2896127
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

Five Hundred Staples Drive, Framingham, MA		01702
(Address of Principal Executive Offices)		(Zip Code)

508-253-5000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of an Acquisition or Disposition of Assets

On July 2, 2008, Staples, Inc. filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting its acquisition of Corporate Express N.V. (“Corporate Express”).   This Amendment No. 1 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and proforma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

                The consolidated financial statements and accountant’s report required by this item are incorporated by reference from the Annual Report on Form 20-F filed by Corporate Express N.V. (File no. 1-16663) on March 14, 2008.

(b) Pro forma financial information.

                The required pro forma financial information is contained in Exhibit 99.3 to this report, which is incorporated herein by reference.

(d) Exhibits.

                See Exhibit Index attached hereto which is incorporated herein by reference.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAPLES, INC.

Date: September 2, 2008	By:	/s/ John J. Mahoney
		Name:	John J. Mahoney
		Title:	Vice Chairman and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Amendment No. 1 to Credit Agreement, dated as of July 1, 2008, by and among Staples, Inc., the lenders named therein, Lehman Commercial Paper Inc., as administrative agent, Bank of America, N.A. and HSBC Bank USA, National Association, as co-syndication agents, to the Credit Agreement, dated as of April 1, 2008, by and among Staples, Inc., the lenders named therein, Lehman Commercial Paper Inc., as administrative agent, Bank of America, N.A. and HSBC Bank USA, National Association, as co-syndication agents (previously filed with Staples’ Current Report on Form 8-K filed on July 2, 2008)

10.2

Credit Agreement, dated as of July 1, 2008, by and among Staples, Inc., the lenders named therein, Lehman Commercial Paper Inc., as administrative agent, Bank of America, N.A. and HSBC Bank USA, National Association, as co-syndication agents, and Lehman Brothers Inc., Banc of America Securities LLC and HSBC Securities (USA) Inc., as joint lead arrangers and joint bookrunners (previously filed with Staples’ Current Report on Form 8-K filed on July 2, 2008)

23.1	Consent of PricewaterhouseCoopers Accountants N.V.

99.1	Press release dated July 2, 2008 (previously filed with Staples’ Current Report on Form 8-K filed on July 2, 2008)

99.2

Consolidated financial statements as of December 31, 2007 and 2006 and for the three years in the period ended 2007 (incorporated by reference from Corporate Express’ Annual Report on Form 20-F for the fiscal year ended December 31, 2007, filed on March 14, 2008 (File no. 1-16663))

99.3	Unaudited pro forma condensed combined financial statements relating to the acquisition of Corporate Express N.V.